UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 21, 2007

Affiliated Computer Services, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12665	51-0310342
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2828 North Haskell Avenue, Dallas, Texas		75204
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(214) 841-6111

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to Item 5.02(b) of this Current Report on Form 8-K.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 21, 2007, Affiliated Computer Services, Inc. (the "Company") announced that each of Robert B. Holland, III, J. Livingston Kosberg, Dennis McCuistion, Joseph P. O’Neill and Frank A. Rossi resigned from the Company’s Board of Directors on such date. Also, on that date the Company announced that John H. Rexford has resigned from the Company’s Board of Directors, but is continuing in his position as an Executive Vice President of the Company focusing on key corporate development initiatives, including mergers and acquisitions.

Also on November 21, 2007, in connection with their resignations, each of Robert B. Holland, III, J. Livingston Kosberg, Dennis McCuistion, Joseph P. O’Neill, Frank A. Rossi and John H. Rexford entered into a resignation agreement with the Company and its remaining directors. A copy of the form of such resignation agreement is furnished as Exhibit 10.1 hereto and is incorporated herein by reference.

On November 21, 2007, the remaining members of the Company’s Board of Directors elected Frank Varasano, Ted B. Miller Jr., Richard W. Spears and Kurt R. Krauss to fill certain resulting vacancies on the Company’s Board of Directors. It is currently expected that the new members of the Company’s Board of Directors will be appointed to the various committees of the Board of Directors at the next meeting of the Board of Directors.

On November 21, 2007, the Company issued a press release relating to the matters described pursuant to Item 5.02(b) above. A copy of such press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Form of Resignation Agreement by and among the Company, Darwin Deason, Lynn R. Blodgett, John H. Rexford and certain members of the Company’s Board of Directors.

99.1 Affiliated Computer Services, Inc., Press Release dated November 21, 2007 – Certain Directors of ACS Board Resign

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Affiliated Computer Services, Inc.

November 21, 2007	By:	William L. Deckelman, Jr.

Name: William L. Deckelman, Jr.
Title: Executive Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

10.1	10.1 Form of Resignation Agreement by and among the Company, Darwin Deason, Lynn R. Blodgett, John H. Rexford and certain members of the Company’s Board of Directors.
99.1	99.1 Affiliated Computer Services, Inc., Press Release dated November 21, 2007 – Certain Directors of ACS Board Resign